UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025 (January 8, 2025)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.20 par value	EDUC	NASDAQ
(Title of class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

The information disclosed in these Items 5.02 and 9.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2025, at its regularly scheduled quarterly board meeting, the Board was presented notice of Randall White’s resignation from acting Director and Chairman of the Board “Chairman,” effective January 8, 2025. Mr. White was a Class III Director elected to serve through the 2025 annual meeting of shareholders. Mr. White confirmed there were no disagreements with management or its accounting practices. A copy of the notice from Mr. White is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Mr. White began his tenure with EDC in 1983 and served as the Company’s President & CEO from 1986 through 2021 and Chairman of the Board since 1986. Mr. White also founded the Company’s direct-selling division in 1988. Most recently, he has held an advisory role to Craig White, named President & CEO in 2021, and EDC as a whole. His service is appreciated by the Company and its management team and his legacy will be remembered by all who met him.

On January 8, 2025, the Board unanimously voted Craig White, Chief Executive Officer and President to fill the vacant Chairman position. Mr. Craig White serves as a Class II Director, elected to serve through 2026.

The Board made no decision to replace Mr. Randall White’s position as director as of the date of this filing. The Board expects to fill the position of the vacant director by the next annual shareholders meeting in July 2025.

Following the resignation of Mr. Randall White, the Company’s Board of Directors consists of three independent and one non-independent director, which meets the NASDAQ listing requirements of a at least three directors and a majority of independent directors.

ITEM 9.01      Financial Statements and Exhibits

(d)         EXHIBITS

Exhibit Number	Description
99.1	Copy of Resignation Letter from Randall White
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:          /s/ Craig M. White

            Craig M. White

            President and Chief Executive Officer

Date:         January 14, 2025